UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC  20549


                             FORM 8-K



                         CURRENT REPORT



             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



   Date of Report (Date of earliest event reported) February 22,
                              2005


                     NICHOLAS FINANCIAL, INC.
      (Exact name of registrant as specified in its Charter)


   British Columbia, Canada         0-26680       8736-3354
(State or Other Jurisdiction of  (Commission   (I.R.S. Employer
 Incorporation  or  Organization) File  Number) Identification No.)

  2454 McMullen Booth Road, Building C
    Clearwater, Florida                           33759
  (Address of Principal Executive Offices)      (Zip Code)


                          (727) 726-0763
       (Registrant's telephone number, Including area code)


                          Not applicable
      (Former name, former address and former fiscal year, if
                   changed since last report)

Item 8.01   Other Events

FEBRUARY 22, 2005 - Clearwater, Florida, - Nicholas Financial, Inc. (Nasdaq, NICK), announced today that the Board of Directors has set the record date and payment date for its second dividend payment associated with the annual cash dividend of $0.10 per share announced on August 17, 2004, payable semi-annual. Shareholders of record as of March 8, 2005 will receive a cash dividend of $0.05 per share payable on March 22, 2005. The first dividend payment of $0.05 per share was made on September 17, 2004 to shareholders of record as of August 27, 2004.


Item 9.01      Financial Statements and Exhibits

Exhibit # Description

 99.2    Press release dated February 22, 2005, announcing the
          Board of Directors has set record date and the payment date of its second dividend payment.

                           SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                    NICHOLAS FINANCIAL, INC.
                          (Registrant)


  Date: February 22, 2005       /s/ Peter L. Vosotas
                                Peter L. Vosotas
                                Chairman, President,
                                Chief Executive Officer
                                (Principal Executive Officer)


    Date: February 22, 2005    /s/ Ralph T. Finkenbrink
                               Ralph T. Finkenbrink
                               (Principal Financial
                                Officer and Accounting Officer)

Exhibit Index

Exhibit   Description

 99.2    Press release dated February 22, 2005, announcing the
          Board of Directors has set record date and the payment date of its second dividend payment.

                          Exhibit 99.2

                     FOR IMMEDIATE RELEASE


Nicholas Financial, Inc.
Corporate Headquarters

2454 McMullen-Booth Rd.
Building C, Suite 501
Clearwater, FL 33759
Contact: Ralph Finkenbrink
         Sr. Vice President, CFO
NASDAQ: NICK
Web site: www.nicholasfinancial.com
Ph # - 727-726-0763



          Nicholas Financial Announces Record Date For
                     Cash Dividend Payment


FEBRUARY 22, 2005 - Clearwater, Florida, - Nicholas Financial, Inc. (Nasdaq, NICK), announced today that the Board of Directors has set the record date and payment date for its second dividend payment associated with the annual cash dividend of $0.10 per share announced on August 17, 2004, payable semi-annual. Shareholders of record as of March 8, 2005 will receive a cash dividend of $0.05 per share payable on March 22, 2005. The first dividend payment of $0.05 per share was made on September 17, 2004 to shareholders of record as of August 27, 2004.

Founded in 1985, with assets of $114,029,000 as of December 31, 2004, Nicholas Financial, Inc. is one of the largest publicly traded specialty consumer finance companies based in the Southeast. The Company presently operates out of 35 branch locations in both the Southeast and the Mid-West States. The Company has approximately 6,600,000 shares of common stock outstanding. For an index of Nicholas Financial Inc.'s news releases or to obtain a specific release, visit our web site at www.nicholasfinancial.com.

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